As filed with the Securities and Exchange Commission on October 28, 1998
                                                Registration No. 2-93307
                                                                811-4111

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
     Pre-Effective Amendment No.

     Post-Effective Amendment No.    28                              X
     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                     Amendment No.     28                            X

                (Check appropriate box or boxes.)

              LEXINGTON STRATEGIC SILVER FUND, INC.
              -------------------------------------
        (Exact name of Registrant as specified in Charter)

                      Park 80 West Plaza Two
                 Saddle Brook, New Jersey  07663
             ----------------------------------------
             (Address of principal executive offices)
          Registrant's Telephone Number:  (201) 845-7300

                      Lisa Curcio, Secretary
              Lexington Strategic Silver Fund, Inc.
     Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
             ---------------------------------------
             (Name and address of agent for service)


                         With a copy to:
                      Carl Frischling, Esq.
               Kramer Levin Naftalis & Frankel LLP
            919 Third Avenue, New York, New York 10019
            --------------------------------------------


It is proposed that this filing will become effective October 28, 1998 pursuant to Paragraph (b) of Rule 485.
            --------------------------------------------

    The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1998 was filed on September 24, 1998.

              LEXINGTON STRATEGIC SILVER FUND, INC.
               REGISTRATION STATEMENT ON FORM N-1A
                      CROSS REFERENCE SHEET


                              PART A

Items in Part A                                        Prospectus
of Form N-1A     Prospectus Caption                    Page Number
------------     ------------------                    -----------
  1.             Cover Page                            Cover Page

  2.             Synopsis                                   *

  3.             Financial Highlights                       2

  4.             General Description of Registrant          3

  5.             Management of the Fund                     7

  6.             Capital Stock and Other Securities        17

  7.             Purchase of Securities Being Offered       8

  8.             Redemption or Repurchase                  11

  9.             Legal Proceedings                          *


Note * Omitted since answer is negative or inapplicable

              LEXINGTON STRATEGIC SILVER FUND, INC.

           STATEMENT OF ADDITIONAL          STATEMENT OF ADDITIONAL
PART B      INFORMATION CAPTION             INFORMATION PAGE NUMBER
------     ----------------------           -----------------------
  10.       Cover Page                             Cover Page

  11.       Table of Contents                      Cover Page

  12.       General Information and History        17 (Part A)

  13.       Investment Objectives and Policies      3 (Part A)

  14.       Management of the Registrant                13

  15.       Control Persons and Principal Holders       13
            of Securities

  16.       Investment Advisory and Other Services       3

  17.       Brokerage Allocation and Other Practices     4

  18.       Capital Stock and Other Securities      17 (Part A)

  19.       Purchase, Redemption and Pricing of     8, 11 (Part A)
            securities being offered

  20.       Tax Status                                   6

  21.       Underwriters                                 3

  22.       Calculation of Yield Quotations on Money     *
            Market Funds

  23.       Financial Statements                         14

PART C
------
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

* Not Applicable

                                                                      PROSPECTUS
                                                                October 28, 1998



Lexington STRATEGIC SILVER Fund, Inc.

P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
Toll Free:          Sales--1-800-367-9160
                           1-201-845-7300
                  Service--1-800-526-0056
24 Hour Account Information--1-800-526-0052

================================================================================


               Lexington Strategic Silver Fund, Inc. (the "Fund") is an open-end non-diversified management investment company. The Fund's investment objective is to maximize total return on its assets from long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver and in silver bullion ("silver related companies").
                 Lexington   Management   Corporation   ("LMC")  is  the  Fund's
            investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.
                 Shares of the Fund are being  offered  at a price  equal to the net asset value per share plus a sales charge of 5.75% of the offering price (6.10% of the net amount invested) subject to reductions on purchases in single transactions of $10,000 or more.
                 This  Prospectus  sets  forth  information  about  the Fund you should know before investing. It should be read and retained for future reference.
                 A STATEMENT OF  ADDITIONAL  INFORMATION  DATED OCTOBER 28, 1998
            WHICH  PROVIDES  A FURTHER  DISCUSSION  OF  CERTAIN  MATTERS IN THIS
            PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, CALL THE APPROPRIATE TELEPHONE NUMBER ABOVE OR WRITE TO THE ADDRESS LISTED ABOVE.
                 Mutual  fund  shares are not  deposits  or  obligations  of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                    FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES: (as a percentage of the offering price)
Maximum Sales Charge Imposed on Purchases ...............................................................  5.75%
                                                                                                           -----
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):
    Management fees .....................................................................................  0.93%
                                                                                                           -----
    Other expenses ......................................................................................  0.97%
                                                                                                           -----
        Total Fund Operating Expenses ...................................................................  1.90%
                                                                                                           =====

EXAMPLE:                                                               1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                                                        -----     ------      ------     -------

You would pay the following expenses on a $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at the end of each period   $75.69    $113.76     $154.24     $266.93


      The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. Shareholder Servicing Agents acting as agents for their customers may provide administrative and recordkeeping services on behalf of the Fund. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. Each shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. (For more complete descriptions of the various costs and expenses, see "Investment Adviser, Distributor and Administrator" and "How to Purchase Shares" below.) The Expenses and Example appearing in the table above are based on the Fund's expenses for the period from July 1, 1997 to June 30, 1998 The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

      The Fund was originally organized as a Texas corporation on August 30, 1984 under the name Strategic Silver Fund, Inc. The Fund was re-organized as a Maryland corporation under its present name on June 8, 1992. LMC became the Fund's investment adviser on December 13, 1991.

      The table below includes certain financial highlights of the Fund's investment results for periods prior to the Fund's re-organization during which the Fund was managed by a different investment adviser.

      The following Financial Highlights Table for the five years ended June 30, 1998 has been audited by KPMG Peat Marwick, LLP Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report which contains additional performance information is available upon request and without charge.

      Selected Per Share Data for a share outstanding throughout the period:

                                                              YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------------------------
                                      1998    1997    1996    1995    1994    1993    1992    1991    1990     1989
                                      ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Net asset value,
 beginning of period ..........      $3.95   $4.46   $4.00   $3.92   $3.52   $2.78   $3.64   $4.52   $3.81    $4.52
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
Income (loss) from investment
 operations:
  Net investment loss .........       (.02)   (.04)   (.03)   (.03)   (.02)   (.04)   (.09)   (.06)   (.05)    (.02)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency
    transactions ..............       (.66)   (.43)    .51     .11     .42     .78    (.77)   (.82)    .76     (.69)
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
Total income (loss) from
 investment operations ........       (.68)   (.47)    .48     .08     .40     .74    (.86)   (.88)    .71     (.71)
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
Less distributions:
  Distributions in excess of net
    investment income .........       (.01)   (.04)   (.02)     --      --      --      --      --      --      --
                                     -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
Net asset value,
 end of period ................      $3.26   $3.95   $4.46   $4.00   $3.92   $3.52   $2.78   $3.64   $4.52    $3.81
                                     =====   =====   =====   =====   =====   =====   =====   =====   =====    =====
Total return* .................   (17.32)%(10.76)%  12.02%   2.04%  11.36%  26.62% (23.63%)(19.47%) 18.64%  (15.71%)
Ratios to average net assets:
  Expenses, before
   reimbursement . ............      1.90%   1.96%   1.73%   1.82%   1.84%   3.48%   2.70%   1.85%   1.67%    1.66%
  Expenses, net of
   reimbursement . ............      1.90%   1.96%   1.73%   1.82%   1.84%   2.60%   2.50%   1.83%   1.53%    1.49%
  Net investment loss, before
  reimbursement ...............    (0.54)% (0.78)%  (0.72%) (0.83%) (0.82%) (2.48%) (2.15%) (1.25%) (0.94%)  (0.29%)
Net investment loss,
 including reimbursement ......    (0.54)% (0.78)%  (0.72%) (0.83%) (0.82%) (1.60%) (1.95%) (1.23%) (0.80%)  (0.12%)
Portfolio turnover rate .......     28.78%  18.76%  44.30%  44.22%   5.28%  18.58%  45.20%   0.58%  11.49%       0%
Average commissions paid
 on equity security
 transactions** ...............      $0.02   $0.03   $0.02      --      --      --      --      --      --      --
Net assets at end of period
  (000's omitted) .............    $34,921 $42,035 $73,945 $65,517 $49,499 $15,032 $10,687 $15,983 $22,186  $22,133


 *Sales load is not reflected in total return.

**In  accordance  with  SEC  disclosure  guidelines,   average  commissions  are
calculated for the years beginning with June 1996, but not for prior periods.

                             DESCRIPTION OF THE FUND

      The Fund, a Maryland corporation (formerly, Strategic Silver Fund, Inc.), is an open-end, non-diversified management investment company.

                        INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to seek to maximize total return from long-term growth of capital and income principally by investing in a portfolio at least 80% of which will be invested in the securities of established silver-related companies throughout the world.

      The Fund will seek to achieve its objective through investment in common stocks of established silver-related companies and silver bullion which have the potential for long-term growth of capital or income, or both. The Fund intends to invest primarily in common stocks of silver-related companies which may or may not be paying dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes, warrants and silver bullion. When LMC believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing total return, substantially increase its holding in debt securities.

      The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. The Fund will not invest more than 5% of its total assets in the securities of unseasoned silver-related companies which have been in business less than three years. Such investments are more speculative. At the time of investment, no more than 15% (which includes 5% in unseasoned silver-related companies) of the value of the Fund's total net assets will be invested in the aggregate in securities with legal or contractual restrictions on resale (restricted securities), illiquid securities, securities on which market quotations are not readily available and repurchase agreements which mature in more than seven days. (See "Risk Considerations").

      At any time, if management deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents, and invest in, or hold unlimited amounts of debt obligations of the United States government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

      The  Fund's  investment   portfolio  may  include  repurchase   agreements
("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed rate of return and calls for resale of the securities at a specified time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk.

      When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent loss if the prices of such securities decline.

      Although management will attempt to achieve the Fund's objectives, there can be no assurance that they will be achieved.

      The Fund's investment objectives and policies as discussed above are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940,as amended (the "1940 Act").

      The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer counted for the purposes of this calculation only if the value thereof is not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

      The Fund does not intend to seek short-term trading profits, although securities or bullion may be sold whenever management believes it advisable, regardless of the length of time any particular asset may have been held. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced within one year. High turnover may result in increased transaction costs to the Fund; however, the rate of turnover will not be a limiting factor when the Fund deems it desirable to purchase or sell portfolio investments. Therefore, depending on market conditions, the Fund's annual portfolio turnover rate may exceed 100% in a particular year. For the fiscal years ended, June 30, 1996, June 30, 1997 and June 30, 1998, the portfolio turnover rates were 44.30%, 18.76% and 28.78%, respectively.

SILVER MARKET FLUCTUATIONS

      The price of silver has been subject to substantial price fluctuations over short periods of time. The price of silver may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances or trade or currency restrictions between countries. Frequently, the price of silver mining shares fluctuates even more dramatically than the price of silver bullion itself. Silver bullion is frequently viewed by individuals as a unit of monetary reserve such as gold and, therefore, fluctuations in the price of gold may cause fluctuations in the price of silver. Fluctuations in the price of silver will usually impact on the price of securities of silver-related companies.

      Silver is a major industrial metal because of its wide use in many industries. Although the photographic industry consumes large quantities of silver, the electrical conductive properties of silver and its noncorrosiveness make it an important industrial metal in all electronic manufacturing. The industrial demand for silver may exceed annual production of silver. In addition, 75% of silver is mined as a co-product of other metals (primarily copper, lead and zinc), therefore, demand and production of other metals may also influence the production and supplies of silver. This can result in large price movement of silver bullion depending upon the amount of silver recovery activities (coin melt, silverware melt, scrap purchases) which, in turn, is a reflection of the price of bullion. Increasing prices of silver bullion also prompt additional mine openings resulting in more silver coming into the market to satisfy the demand. This continually changing industrial supply and demand ratio for silver bullion will frequently cause similar price fluctuations in the prices of the securities of silver-related companies.

      Fluctuations in the market price of silver may produce corresponding fluctuations in the value of securities of silver-related companies and, therefore, in the net asset value of the Fund.

RISK CONSIDERATIONS

      Investments in foreign securities may involve risks and considerations not present in domestic investments. Since foreign securities generally are denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in the relationship of the United States dollar and other currency rates. The Fund may incur costs in connection with the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than in United States companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable United States companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than 3 day customary settlement time for United States securities. Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization or foreign restrictions or other adverse political, social or diplomatic developments that could affect investment in these nations.

      Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver bullion earns no income return. Appreciation in the market price of silver is the sole manner in which the Fund will be able to realize gains on its investment in silver bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of silver bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

      The Fund's transactions in silver may, under some circumstances, preclude its qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund may make investment decisions without regard to the effect on its ability to qualify under Sub-chapter M of the Code, if deemed appropriate by LMC (see "Tax Matters"). In addition, changes in the tax or currency laws of the U.S. and of foreign countries may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment program.

      Income from foreign securities held by the Fund may, and in some cases will be reduced by a withholding tax at the source or other foreign taxes. A shareholder of the Fund will, subject to certain restrictions, be entitled to claim a credit or deduction for United States Federal income tax purposes for the shareholder's pro rata share of such foreign taxes paid by the Fund. (See "Dividends Distribution and Reinvestment Policy").

                             INVESTMENT RESTRICTIONS

      The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

      (1)The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts. Transactions in which silver bullion is taken in payment of principal, interest or both or a debt instrument and where the Fund disposes of the silver bullion for cash will not be subject to this restriction.

      (2)The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
         (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (3)The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
         (d) the Fund may pledge its silver or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and
         (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

      The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

      The investment policies described below are non-fundamental; therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

      (1)The Fund will not invest more than 15% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (2)The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

                             MANAGEMENT OF THE FUND

     The business affairs of the Fund are managed under the direction of its Board of Directors. There are currently eleven directors (eight of whom are non-affiliated persons) who meet five times each year. The Statement of Additional Information contains additional information regarding the directors and officers of the Fund.

PORTFOLIO MANAGER

     James A. Vail is a Vice President and is responsible for equity analysis and portfolio management at LMC. He is a Chartered Financial Analyst, member of the New York Society of Security Analysts and has 24 years investment experience. His responsibilities include securities analysis of the natural resources sector. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer &Co., Robert Fleming Inc. and most recently Beacon Trust Company where he was Senior Investment Analyst. Mr.Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance fromSeton Hall University.

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

      LMC, P.O. Box 1515/Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies. LFD is the distributor of shares of the Fund.

      LMC is paid an investment advisory fee at the annual rate of 1.00% of the first $30 million of the average daily net assets of the Fund and 0.75% on the average daily net assets of the Fund in excess of $30 million. In the fiscal year ended June 30, 1998, LMC earned $388,784 in management fees from the Fund which represents 0.93% of the average daily net assets of the Fund for that period. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.

      LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

      LMC, established in 1938, currently manages over $3.3 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

      LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. common stock. See
"Investment Adviser, Distributor and Administrator" in the Statement of Additional Information.

      LFD, P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey, is the distributor of the Fund. Messrs. DeMichele, Kantor, Hisey, Lavery and Corniotes and Ms. Curcio, each a director and/or officer of the Fund, are affiliated persons of LFD.

                             HOW TO PURCHASE SHARES

      The minimum initial investment for a shareholder is $1,000 and minimum subsequent investments are $50. Please make your check(s) payable to the Lexington Strategic Silver Fund, Inc. The Fund will not accept third-party checks, that is, checks made payable to someone other than the Fund. Third-party checks include any checks endorsed on the back of the check by a party other than the Fund. The public offering price of shares of the Fund is their net asset value per share next determined after receipt and acceptance of the purchase order at the office of LMC, plus the applicable sales charge, if any. Lower sales charges are applicable to larger transactions as shown in the following table:

                                              SALES CHARGE AS         SALES CHARGE AS      DEALER CONCESSIONS
                                             PERCENTAGE OF THE       PERCENTAGE OF THE     AS A PERCENTAGE OF
AMOUNT OF PURCHASE                            OFFERING PRICE          AMOUNT INVESTED      THE OFFERING PRICE
-----------------                             --------------          --------------        ----------------
Less than $10,000 .......................          5.75%                   6.10%                  5.00%
$10,000 but less than $25,000 ...........          5.50%                   5.82%                  5.00%
$25,000 but less than $100,000 ..........          4.75%                   4.99%                  4.25%
$100,000 but less than $250,000 .........          3.75%                   3.90%                  3.25%
$250,000 but less than $500,000 .........          2.50%                   2.60%                  2.00%
$500,000 but less than $1,000,000 .......          2.00%                   2.04%                  1.50%
Over $1,000,000 .........................       negotiable


      Commissions are paid to securities dealers who have selling agreements with LFD and are members of the National Association of Securities Dealers, Inc. From time to time, LFD may reallow the entire sales commission to selected dealers who sell or are expected to sell significant amounts of shares during specified time periods. During periods when 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

      The sales commission, as set forth in the table above, will be applicable to purchases made at one time by an individual or an individual and spouse and their children under the age of 21, or a trustee or fiduciary purchasing securities for a single trust, estate or a single fiduciary account, even though more than one beneficiary is involved. This, however, does not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of shares of the Fund jointly or through a trustee, agent, custodian or other representative of such group of individuals. The sales charges will also be applicable to purchases made at one time by employees of tax exempt organizations enumerated in sections 501(c)(3) or (13) of the Code and the employee benefit plans qualified under section 401 of the Code and also to employee benefit plans not qualified under section 401, provided employees' contributions are made by means of periodic payroll deductions or otherwise in such manner that the total amount to be invested by all individuals in the group at one time is remitted in one sum to the Fund together with a tabulation indicating the amounts to be applied to the benefit of each such individual.

      Shares of the Fund may be purchased at any time at net asset value without a sales charge by the following: (a) Officers, Directors and employees of the Fund, the Investment Adviser, the Distributor, broker-dealers who have currently effective sales agreements with the Distributor and affiliates of such companies including their spouses and children; (b) any trust, pension or profit sharing or other benefit plan for the persons described in item (a), above; (c) any employee benefit plan subject to minimum requirements with respect to number of employees or amount of contribution which may be established by LFD; (d) accounts advised or managed by LMC and its affiliates; (e) trust companies and bank trust departments for funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity; (f) registered investment advisors; (g)
organizations that provide administrative services to (e) and (f) above; (h) broker-dealers who maintain omnibus accounts with the Fund. (Broker-dealers who process such orders for their customers may charge a fee for these services); and (i) persons who have redeemed their Fund shares within the previous 45 days. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds. In order to exercise this privilege, an order for the purchase of shares must be received by the Fund or LFD within 45 days after redemption: (j) persons who have previously paid a sales charge and exchanged their shares into another eligible Lexington Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the exchange proceeds. If the shareholder has realized a gain on the redemption or exchanges, the transaction is taxable as a sale of Fund shares and reinvestment will not alter any Federal tax payable. Net asset value purchases under item
(a)-(g) above are made upon the written assurance that the purchase is made for investment purposes and the shares purchased may not be resold except through redemption by the Fund.

NET ASSET VALUE: The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. However, when LMC deems it appropriate, prices for the day of valuation from a third party pricing service will be used. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors.

      Generally, trading in foreign securities, as well as United States Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors.

     Precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time (not less frequently than quarterly) determines in good faith to reflect most accurately its fair market value. In accordance with current Board of Directors' policy, management of the Fund employs the mean between the closing bid and asked quotations for precious metals as supplied by one or more Toronto or New York broker dealers or banks in its computation of the net asset value of Fund shares; the Board retains the ultimate responsibility in this matter. Securities for which (i) market quotations are not readily available, or (ii) readily available quotations are deemed, by the Board of Directors, in good faith, not to be representative of the value of securities held by the Fund, as well as any other assets held in the Fund's portfolio, are valued at fair value as determined in good faith by, or under the supervision of, the Fund's officers in a manner specifically authorized by the Board of Directors; the Board retains the ultimate responsibility in this matter. Each foreign security held in the Fund's portfolio is valued as of the close of the New York Stock Exchange in U.S. dollars. Repurchase agreements and certificates of deposit of maturities of less than 60 days are stated at cost.

      For purposes of determining the net asset value per share of the Fund all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars using the foreign exchange rates as described above.

LETTER OF INTENT: Any person may sign a letter indicating his intention to invest a certain amount in shares of the Fund within a period of 13 months. All purchases made during this period are then at the reduced sales charge applicable to the total amount of the intended investment. A price readjustment will be made on shares previously purchased within 90 days of signing a Letter of Intent if requested by the shareholder. If a shareholder (including spouse and children under the age of 21) already owns shares of the Fund, the reduced sales charge applicable to all purchases under the Letter of Intent is the charge which would apply to a single purchase of such amount plus the net asset value of shares of the Fund already owned.

      Dividends and distributions of capital gains paid in shares of the Fund at net asset value will not apply towards the completion of the Letter of Intent. The signing of a Letter of Intent does not bind the investor to purchase the full amount indicated, but the investor must complete the intended purchase to obtain the reduced sales charge. The Letter of Intent provides that the transfer agent will hold in escrow, shares valued at 5% of the amount of the intended purchase to assure payment of additional sales charges if the intended purchase amount is not made. The shareholder is required to remit to LFD the amount of the additional sales charges applicable to shares already purchased because of such reduced investment. If the shareholder does not pay such difference within 20 days after receipt of a written request, the transfer agent will redeem the number of escrowed shares necessary to realize such difference in sales charges and the balance, if any, of the escrow shares will then be released. A form of Letter of Intent is included in the purchase application.

SHAREHOLDER SERVICING AGENTS: The Fund may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things:

answer customer inquiries regarding account history and purchase and redemption procedures; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

ACCUMULATION PRIVILEGE: In determining the applicable sales charge, the amount of a shareholder's investment will be considered as the amount of the purchase plus the total net asset value of all shares of the Fund already owned by the shareholder (including spouse and children under the age of 21). The reduced sales charge applies to the total amount of money then being invested and not just to the portion of such amount which exceeds the break point above which a reduced sales charge applies. It is the responsibility of the shareholder to notify the transfer agent or LFD in writing that a purchase qualifies for a reduced sales charge.

THE OPEN ACCOUNT: By investing in the Fund, shareholders appoint State Street Bank and Trust Company (the "Agent") as their representative, to establish an Open Account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid, in additional shares. Please make your check(s) payable to the Lexington Strategic Silver Fund, Inc. The Fund will not accept third-party checks, that is, checks made payable to someone other than the Fund. Third-party checks include any checks endorsed on the back of the check by a party other than the Fund. Stock certificates will be issued for full shares and only when requested in writing. Unless payment for shares is made by Federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

AUTOMATIC INVESTING PLAN WITH "LEX-O-MATIC". A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis. The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

TERMS OF OFFERING: The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's retirement plan programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent. If an order to purchase shares is canceled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss, the Fund reserves the right to redeem shares owned by the purchaser, and may prohibit or restrict the purchaser in placing future orders in the Fund.

ACCOUNT STATEMENTS: The Agent will send shareholders who are either purchasing or redeeming shares of the Fund a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share and the total amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address or dividend option occurs. Shareholders are urged to retain their account statement for tax purposes.

                              HOW TO REDEEM SHARES

BY MAIL: Send to the Agent (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed which are held by shareholders; (3) signature guarantees, when required; and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. The Agent's address can be found on the back cover of this prospectus. The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form. Shareholders who have questions regarding the requirements for redeeming shares may call the Fund at the toll-free number on the front cover of this prospectus prior to submitting a redemption request. The redemption price may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund at the time of redemption.

      Checks for redemption proceeds will be mailed within seven days of receipt of all required documents in proper form but will not be mailed until checks in payment for the shares to be redeemed have been cleared which may take up to 15 days.

BY TELEPHONE: The telephone redemption privilege is established by checking the box on your account application. Shareholders who have previously established accounts and wish to have the telephone redemption privilege may call our Shareholder Services Department at 1-800-526-0056 between 9:00 A.M. and 5:00 P.M. Eastern Time and request a Telephone Authorization Form.

      Shareholders redeeming at least $1,000 worth of shares (for which certificates have not been issued) may effect a telephone redemption by calling our Shareholder Services Department at 1-800-526-0056 Monday-Friday between 9 A.M. and 4 P.M. Eastern Time. A telephone redemption in good order will be processed at the net asset value of the Fund next determined. There is a maximum telephone redemption limit of $100,000 per day.

      The redemption proceeds will be made payable to the registered shareholder(s) and forwarded to the address of record. The Transfer Agent will restrict the mailing of telephone redemption proceeds to a shareholder's address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction. (See "Telephone Exchange/Redemption Provisions").

SIGNATURE GUARANTEE: Signature guarantees are required in connection with (a) redemptions by mail involving $25,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; and (c) share transfer requests.

      The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a federally or state chartered credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. NOTARY PUBLICS ARE NOT ACCEPTABLE GUARANTORS.

      With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption; (b) on a separate instrument of assignment ("stock power") which should be completed and specify the total number of shares to be redeemed; or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

      The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC" or "Commission") determines that trading on the Exchange is restricted;
(b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets; or (c) for such other period as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 other than as a result of a change in net asset value and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have thirty (30) days to make an additional investment to bring their accounts up to the required minimum.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

      Shares of the Fund may be exchanged for shares of Lexington Money Market Trust on the basis of relative net asset value per share, without sales charge, at the time of the exchange. Shares purchased at the public offering price
(including shares purchased at net asset value) that were exchanged into Lexington Money Market Trust may be exchanged back into the Fund at net asset value. In the event shares of Lexington Strategic Silver Fund, Inc. being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund.

      Shareholders may exchange all or part of their shares subject to the conditions described herein. The Exchange Privilege enables a shareholder to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired. If an exchange involves investing in a Lexington Fund not already owned, and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the fund being purchased. If, however, an account already exists in the fund being bought, there is a $500 minimum exchange requirement. Shareholders must provide the account number of the existing account. Any exchange between funds is, in effect, a redemption of shares in one fund and a purchase in the other fund. Shareholders should consider the possible tax effects of an exchange. The transfer agent currently imposes a $10 charge for exchange transactions.

TELEPHONE EXCHANGE/REDEMPTION PROVISIONS--Exchange or redemption instructions may be given in writing or by telephone. Telephone exchanges/redemptions may only be made if a Telephone Authorization form has been previously executed and filed with LFD. This privilege is not available on retirement accounts. TELEPHONE EXCHANGES/REDEMPTIONS ARE PERMITTED ONLY AFTER A MINIMUM OF 7 DAYS HAVE ELAPSED FROM THE DATE OF A PREVIOUS TELEPHONE EXCHANGE/REDEMPTION. However, written redemption requests are not subject to this restriction. (See "How to Redeem Shares By Mail").

      Telephonic exchanges/redemptions can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange/redemption by telephone in the Lexington Funds. All accounts involved in a telephone exchange must have the same registration and dividend option as the account from which the shares were transferred, and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

      By accepting the telephone exchange and telephone redemption privilege as signed for on the new account application you appoint LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, authorize and direct LFD to act upon any instructions from any person by telephone for exchange or redemption of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agree that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account subject to the procedures outlined below. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record. If the Shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc., is duly organized and existing and has the power to take action called for by this continuing authorization.

      Telephone Authorization forms and prospectuses of the other Funds may be obtained from LFD.

      LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the Funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly executed Telephone Authorization form must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. Any telephone exchange orders so rejected may be processed by mail.

      This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time of the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

TRANSFER: Shares of the Fund may be transferred to another owner. A signature guarantee is required on the letter of instruction or accompanying completed stock power.

SYSTEMATIC WITHDRAWAL PLAN: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required. Systematic withdrawals occur on the 28th of each month. If the 28th falls on a weekend or a holiday, the withdrawal will occur on the preceding business day.

                         TAX-SHELTERED RETIREMENT PLANS

      The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

      The Fund intends to pay dividends semi-annually from net investment income and net capital gain income annually (December) if earned and as declared by its Board of Directors.

      Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares--The Open Account").

                                   TAX MATTERS

      The Fund intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

      If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

      Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Dividends from foreign corporations, interest income, and short-term capital gains, do not qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

      Under certain circumstances, the fund may elect to "pass-through" to its shareholders income taxes or any other creditable taxes paid by the Fund to foreign governments during the year. Each shareholder will be required to include his pro rata portion of these foreign taxes in his gross income, but will be able to deduct or (subject to certain limitations) claim a foreign tax credit for such amount.

      Distributions to shareholders will be treated in the same manner for federal income tax purposes whether shareholders elect to receive them in cash or reinvest them in additional shares of the Fund. In general, shareholders take distributions into account in the year in which they are made. However, shareholders are required to treat certain distributions made during January as having been paid by the Fund and received by shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the year, and any foreign taxes "passed-through" to shareholders, will be sent to shareholders promptly after the end of each year.

      Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.

      A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

      If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

      Under the backup withholding rules of the Code, shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid backup withholding, shareholders must provide the Fund with a correct taxpayer identification number (which for an individual is usually his Social Security number) or certify that the shareholder is a corporation or otherwise exempt from or not subject to backup withholding.

      The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, shareholders should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, shareholders should consult with their own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

                            PERFORMANCE CALCULATION

      The Fund will calculate performance on a total return basis for various periods. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends paid by the Fund. Dividends are comprised of net realized capital gains and net investment income.

      Performance will vary from time to time and past results are not necessarily representative of future results. It should be remembered that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

      Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index and Standard & Poor's 500 Composite Stock Price Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.

            CUSTODIANS, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, has been retained to act as the Custodian for the Fund's investments and assets. In addition, Chase Manhattan Bank, N.A. may appoint foreign banks and securities depositories to act as sub-custodians for the Fund's portfolio securities subject to their qualification as eligible foreign custodians under the rules adopted by the SEC.

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent and dividend disbursing agent for the Fund.

      Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

      Kramer Levin Naftalis & Frankel, LLP 919 Third Avenue, New York, New York 10022, will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

      KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending June 30, 1999.

                                OTHER INFORMATION

      The Fund is an open-end non-diversified management investment company. The Fund was originally incorporated as a Texas corporation under the name of Strategic Silver Fund, Inc. on August 30, 1984 with 100,000,000 no par value shares authorized. The Fund was re-organized as a corporation under the laws of the State of Maryland on June 8, 1992. The Fund has authorized capital of 1,000,000,000 shares of common stock $.001 par value.

      Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

      The Code of Ethics adopted by the Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of each Code of Ethics is that the operations of the Adviser and Fund be carried out for the exclusive benefit of the Fund's shareholders. Both the Adviser and the Fund maintain careful monitoring of compliance with the Code of Ethics.

      The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the 1940 Act. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

      A Registration Statement (the "Registration Statement"), of which this Prospectus is a part, has been filed with the Commission, Washington, D.C., under the Securities Act of 1933, as amended.

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. "A Statement of Additional Information", to which reference is made in this Prospectus, provides further discussion of certain areas in the prospectus and other matters which may be of interest to some investors and is available by request without cost as indicated herein. The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement, to which reference is made, filed with the Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein and therein, may be obtained from the Commission upon payment of the prescribed fees.

INVESTMENT ADVISER
----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

ALL SHAREHOLDER REQUESTS FOR SERVICES OF
ANY KIND SHOULD BE SENT TO:
----------------------------------------------------------
  TRANSFER AGENT
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Lexington Funds
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052

TABLE OF CONTENTS                                  PAGE
---------------------------------------------------------
Fee Table ...........................................  2
Financial Highlights ................................  2
Description of the Fund .............................  3
Investment Objective and Policies ...................  3
  Silver Market Fluctuations ........................  5
  Risk Considerations ...............................  5
Investment Restrictions .............................  6
Management of the Trust .............................  7
  Portfolio Manager .................................  7
Investment Adviser, Distributor and Administrator ...  8
How to Purchase Shares ..............................  8
How to Redeem Shares ................................ 12
Shareholder Services ................................ 13
  Exchange Privilege ................................ 13
Tax-Sheltered Retirement Plans ...................... 14
Dividend, Distribution and Reinvestment Policy ...... 14
Tax Matters ......................................... 15
Performance Calculation ............................. 16
Custodian, Transfer Agent and
  Dividend Disbursing Agent ......................... 17
Counsel and Independent Auditors .................... 17
Other Information ................................... 16

                                    LEXINGTON

                     =====================================
                                    LEXINGTON
                                    STRATEGIC
                                     SILVER
                                   FUND, INC.

                     -------------------------------------
                         n Silver Related Companies
                         n Silver Bullion
                         n International diversification
                         n No redemption charge
                     -------------------------------------

                               The Lexington Group
                                       of
                              Investment Companies

                     =====================================

                                   PROSPECTUS
                                 OCTOBER 28, 1998
                                 ----------------

                      LEXINGTON STRATEGIC SILVER FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 28, 1998

     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Strategic Silver Fund, Inc. (the "Fund"), dated October 28, 1998, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

                    Shareholder Services Information:      1-800-526-0056
                                   Sales Information:      1-800-367-9160
                         24-Hour Account Information:      1-800-526-0052

     Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.

                                TABLE OF CONTENTS

                                                                            PAGE

Investment Restrictions ..................................................     2
Investment Adviser, Distributor and Administrator ........................     3
Portfolio Turnover and Brokerage Commissions .............................     4
Tax Sheltered Retirement Plans ...........................................     5
Dividends, Distribution and Reinvestment Policy ..........................     5
Tax Matters ..............................................................     5
Performance Calculation ..................................................    10
Independent Auditors .....................................................    11
Custodians, Transfer Agent and Dividend Disbursing Agent .................    11
Management of the Fund ...................................................    11
Independent Auditors' Report .............................................    15
Financial Statements .....................................................    16

                             INVESTMENT RESTRICTIONS

     The Fund's investment objective, as described under "Investment Objective and Policies" in the Fund's prospectus, and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

          (1) At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business for more than three years.

          (2) At the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer counted for the purposes of this calculation only if the value of thereof is not greater than 5% of the value of the Fund's total assets, and
     (ii) not more than 25% of its total assets be invested in securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

          (3) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

          (4) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts. Transactions in which silver bullion is taken in payment of principal, interest or both or a debt instrument and where the Fund disposes of the silver bullion for cash will not be subject to this restriction.

          (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities or bullion provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

          (6) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its silver or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

          (7) The Fund will not issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that
     (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

          (8) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (the "1933 Act").

     In addition to the above fundamental restrictions, the Fund has undertaken the following nonfundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

          (1) The Fund will not invest more than 15% of its total net assets at market value in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

          (2) The Fund will not invest for the purpose of exercising control over management of any company.

          (3) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the Fund's total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

          (4) The Fund will not issue its securities for any considerations other than cash or securities except as a dividend or distribution in connection with a reorganization.

          (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

          (6) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

          (7) The Fund will not write, purchase or sell puts, calls on underlying securities. However, the Fund may invest up to 15% of the value of its total assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     LMC, P.O. Box 1515/Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies.

     Under the terms of the investment advisory agreement, LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expenses of officers and directors of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent directors' fees, and furnishes LFD at printers overrun cost, such copies of its prospectus, annual, semi-annual and other reports and shareholder communications as may be reasonably required for sales purposes.

     LMC is paid an investment advisory fee at the annual rate of 1.00% of the first $30 million of the average daily net assets of the Fund and 0.75% of the average daily net assets of the Fund in excess of $30 million. LMC has agreed to reduce its management fee, if necessary, to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntary reduction at any time. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement. No reimbursement was required for the year ended June 30, 1998.

     LMC's services are provided and its fee is paid pursuant to an investment advisory agreement, dated December 13, 1991 which will automatically terminate if assigned and which may be terminated by either party upon 60 days notice. The terms of the agreement and any renewal thereof must be approved annually by a majority of the Fund's Board of Directors, including a majority of directors who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the 1940 Act.

     For the fiscal years ended June 30, 1998, 1997 and 1996, LMC earned investment advisory fees of $388,784, $462,896, and $630,181, respectively, and there were no fee reductions.

     LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     LFD serves as distributor for Fund shares under a distribution agreement which is subject to annual approval by a majority of the Fund's Board of Directors, including a majority of directors who are not "interested persons." For the Fund's fiscal years ended June 30, 1998, 1997, and 1996, LFD collected front-end sales loads from the Fund in the amount of (in thousands) $119.3, $57 and $1,213.9, respectively, in underwriting commissions, and retained (in thousands) $49.4, $24 and $188.7, respectively. During the fiscal year ended June 30, 1998, LFD received no other commissions or compensation from the Fund either directly or indirectly.

     LMC is a wholly owned subsidiary of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

     Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, and Vail and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Lederer, and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof. As of September 30, 1998, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

                  PORTFOLIO TURNOVER AND BROKERAGE COMMISSIONS

     As a general matter, purchases and sales of portfolio securities by the Fund are placed by LMC with brokers and dealers who in its opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Fund's investment advisory agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities and Exchange Act of 1934 are met. Section 28(e) of the Securities and Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     As a general matter, it is the Fund's policy to execute in the U.S. all transactions with respect to securities traded in the U.S. Over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

     In addition, the Fund may from time to time allocate brokerage commissions to firms which furnish research and statistical information to LMC or which render to the Fund services which LMC is not required to provide. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. No formula has been established for the allocation of business to such brokers.

     The brokerage commissions paid and portfolio turnover rates are as follows:

  FISCAL YEAR ENDED             TOTAL BROKERAGE            PORTFOLIO TURNOVER
       JUNE 30                  COMMISSION PAID                   RATE
   --------------               --------------               --------------
       1996                        $145,681                        44.30%
       1997                         111,983                        18.76%
       1998                          62,713                        28.78%

                         TAX SHELTERED RETIREMENT PLANS

     The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan support services are available by contacting the Shareholder Services Department of LMC at 1-800-526-0056.

     INDIVIDUAL RETIREMENT ACCOUNT (IRA): Individuals who have earned income may make tax deductible contributions to their own Individual Retirement Accounts established under Section 408 of the Internal Revenue Code. Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,250 for spousal IRAs) annual deductible IRA contribution. For adjusted gross income above $40,000 ($25,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service to be furnished to individuals who are considering adopting an IRA may be obtained from the Fund.

     SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income as defined in the Code (15% in the case of a profit-sharing plan) and in applying these limitations not more than $160,000 of "earned income" may be taken into account generally determined after deductions of the contributions to the plan and one half of the SECA tax for the year.

     CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by State Street Bank and Trust Company (the "Agent").

                 DIVIDENDS, DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to pay dividends semi-annually from investment income as declared by its Board of Directors. The Fund intends to declare or distribute a dividend from capital gain income, if any, in December in order to avoid the imposition of a 4% federal excise tax.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing requesting payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. A record of shares owned by each shareholder will be maintained by the Agent. These accounts will have the rights of other shareholders with respect to shares so registered (see "How to Purchase Shares -- The Open Account" in the Prospectus).

                                   TAX MATTERS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

     If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. As of June 30, 1998, the Fund had capital loss carryforwards of approximately $1,254,382, $3,106,844, $954,860, $1,911,797, $1,327,486, $1,756,775 and $479,351, which expire in 1999, 2000,
2001, 2002, 2003, 2005, and 2006, respectively. Under Code Sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for October, 1998 is 5.02%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that it will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

     The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

     Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain or unrealized appreciation in the value of assets held by the Fund distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     If a shareholder  (i) incurs a sales load in acquiring  shares of the Fund,
(ii)  disposes  of such shares  less than 91 days after they are  acquired,  and
(iii) subsequently acquires shares of the Fund or another fund at a reduced sales load on account of the shares disposed of, then the original sales load (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon a sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

     In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                             PERFORMANCE CALCULATION

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

(1T)n  = ERV
Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years (1, 5 or 10)
      ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 or 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     Prior to January 1992, the Fund was managed by a different investment adviser. The total return which includes the maximum sales charge of 5.75% for the one year, five year and since commencement (1/2/92) period ended June 30, 1998 is as follows:

                                                              AVERAGE ANNUAL
               PERIOD                                          TOTAL RETURN
               ------                                          -------------
      1 year ended June 30, 1998 ...........................     -22.05%
      5 years ended June 30, 1998 ..........................      -2.38%
      Since commencement (1/2/92) period June 30, 1998 .....       2.88%


                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending June 30, 1999.

            CUSTODIANS, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank N.A., 1211 Avenue of the Americas, New York, New York 10036, has been retained to act as Custodian for the Fund's investments and assets. In addition, the Fund and Chase Manhattan Bank, N.A. may appoint foreign banks and foreign securities depositories which qualify as eligible foreign sub-custodians under the rules adopted by the Securities and Exchange Commission.

     State  Street  Bank  and  Trust  Company  225  Franklin   Street,   Boston,
Massachusetts 02110 has also been retained to act as the transfer agent and dividend disbursing agent for the Fund.

     Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                             MANAGEMENT OF THE FUND

     The Directors and executive officers of the Fund and their principal occupations are set forth below:

+S.M.S.  CHADHA  (61),  Director.  3/16  Shanti  Niketan,  New Delhi 21,  India.
     Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DEMICHELE (53),  President and Chairman of the Board. P.O. Box 1515,
     Saddle Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; President and Director, Lexington Global Asset Managers, Inc.; Director, Chartwell Re Corporation; Director, Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union
     College; Director, The Navigator's Insurance Group, Inc.; Chairman, Lexington Capital Management, Inc.; Chairman LCM Financial Services, Inc.; Director, Vanguard Cellular Systems, Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers); Trustee, Smith Richardson Foundation.

+BEVERLEY C. DUER (69),  Director.  340 East 72nd Street,  New York, N.Y. 10021.
     Private Investor. Formerly, Manager of
     Operations Research Department, CPC International, Inc.

*+BARBARA R. EVANS (38),  Director.  5 Fernwood Road Summit, N.J. 07901. Private
     Investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+LAWRENCE KANTOR (51),  Vice  President  and  Director.  P.O. Box 1515,  Saddle
     Brook, N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President--Mutual Funds.

+JERARD F.  MAHER  (52),  Director.  300  Raritan  Center  Parkway,  Edison,  NJ
     08818-7815. General Counsel, Federal Business Centers; Counsel, Ribis, Graham & Curtin; Trustee, Lexington Convertible Fund since 1986.

+ANDREW M. McCOSH (57), Director.  12 Wyvern Park, Edinburgh EH 92 JY, Scotland,
     U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland.

+DONALD B. MILLER (72), Director. 10725 Quail Covey Road, Boynton Beach, Florida
     33436. Chairman, Horizon Media, Inc.; Trustee Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).

+JOHN G. PRESTON  (65),  Director.  3 Woodfield  Road,  Wellesley, Massachusetts
     02181.   Associate   Professor   of  Finance,   Boston   College,   Boston,
     Massachusetts.

*+JAMES A. VAIL,  C.F.A.  (53), Vice President and Portfolio  Manager.  P.O. Box
     1515, Saddle Brook, N.J. 07663. Vice President, Lexington Management Corporation. Prior to April 1991, Senior Investment Analyst, Beacon Trust Company.

*+LISA CURCIO (38), Vice President and Secretary.  P.O. Box 1515,  Saddle Brook,
     N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD M. HISEY (39),  Vice  President and Treasurer.  P.O. Box 1515,  Saddle
     Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+RICHARD J. LAVERY (44), CLU ChFC, Vice President. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE A. CARNICELLI (38), Vice President.  P.O. Box 1515,  Saddle Brook, N.J.
     07663.

*+CHRISTIE CARR-WALDRON (30), Assistant Treasurer.  P.O. Box 1515, Saddle Brook,
     N.J. 07663. Treasurer, Lexington Troika Dialog Russia Fund, Inc. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+CATHERINE R. DiFALCO (29), Assistant  Treasurer.  P.O. Box 1515, Saddle Brook,
     N.J. 07663. Prior to October 1997, Manager of Fund Accounting, Lexington Group of Investment Companies.

*+SIOBHAN GILFILLAN (34), Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663.

*+JOAN K. LEDERER (32), Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors,Inc. Prior toApril 1996, Assistant Vice President, PIMCO.

*+SHERI MOSCA (34),  Assistant  Treasurer.  P.O. Box 1515,  Saddle  Brook,  N.J.
     07663. Prior to September 1990, Fund Accounting Manager, Lexington Group of Investment Companies.

*+PETER CORNIOTES (36), Assistant  Secretary.  P.O. Box 1515, Saddle Brook, N.J.
     07663.  Vice  President  and  Assistant  Secretary,   Lexington  Management
     Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (37), Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

  *"Interested person" and/or "Affiliated person" of LMC as  defined in the 1940
    Act.

   +Messrs. Chadha, Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Maher, McCosh, Miller, Preston and Vail and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Lederer and Mosca hold similar offices with some or all of the other investment companies advised and/or distributed by LMC and LFD.

            REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each Director who is not an affiliate of LMC is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director (or Trustee) of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Effective September 12, 1995 each Director receives annual compensation of $24,000. Prior to September 12, 1995, the Directors who were not employed by the Fund or its affiliates received annual compensation of $16,000.

     Set forth below is information regarding compensation paid or accrued for the fiscal year ended June 30, 1998 for each Director.


----------------------------------------------------------------------------------------------------------------
                               AGGREGATE       PENSION OR RETIREMENT                               NUMBER OF
                             COMPENSATION       BENEFITS ACCRUED AS   TOTAL COMPENSATION FROM    DIRECTORSHIPS
    NAME OF DIRECTOR           FROM FUND       PART OF FUND EXPENSES  FUND AND FUND COMPLEXES   IN FUND COMPLEX

      S.M.S. Chadha             $1,712                   0                  $27,353                 15
   Robert M DeMichele              0                     0                     0                    16
     Beverly C. Duer            $1,712                   0                  $30,803                 16
    Barbara R. Evans               0                     0                     0                    15
     Lawrence Kantor               0                     0                     0                    15
     Jerard F.Maher             $1,712                   0                  $30,803                 16
     Andrew M.McCosh            $1,712                   0                  $28,103                 15
    Donald B. Miller            $1,712                   0                  $28,103                 15
    Francis Olmsted*            $1,373                $16,800               $16,800                 N/A
     John G. Preston            $1,712                   0                  $28,103                 15
    Margaret Russell            $1,712                   0                  $27,353                 15
    Philip C. Smith*            $1,260                $19,200               $19,200                 N/A
 Francis A. Sunderland*         $1,180                $16,800               $16,800                 N/A
----------------------------------------------------------------------------------------------------------------


*Retired

RETIREMENT PLAN FOR ELIGIBLE DIRECTORS

     Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors (the "Plan") pursuant to which each Director (who is not an employee of any of the funds managed by LMC, LMC, the administrator or LFD or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director's years of service (not in excess of 15 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director. The Plan establishes age 72 as a mandatory retirement age for Directors; however, Directors serving the Covered Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors serving the Covered Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director dies prior to receiving full benefits under the Plan, the Director's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1997, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller and Preston are 2, 19, 2, 2, 23, and 19, respectively. The following table refers to retirement compensation for the trustees and directors of the entire Lexington fund complex (the investment companies managed by LMC):

                  HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS

                                $20,000              $25,000               $30,000               $35,000
        YEARS OF
         SERVICE                                ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
           15                   $15,000              $18,750               $22,500               $26,250
           14                    14,000               17,500                21,000                24,500
           13                    13,000               16,250                19,500                22,750
           12                    12,000               15,000                18,000                21,000
           11                    11,000               13,750                16,500                19,250
           10                    10,000               12,500                15,000                17,500


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington Strategic Silver Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Strategic Silver Fund, Inc. as of June 30, 1998, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Strategic Silver Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP



New York, New York
August 3, 1998

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998


 NUMBER OF                                                            VALUE
   SHARES                          SECURITY                         (NOTE 1)
===========  =================================================== ==============
             SILVER BULLION: 32.9%
             2,073,857 fine ounces (cost $11,557,282)2..........  $11,478,796
                                                                  -----------
             COMMON STOCKS: 51.7%
             AUSTRALIA: 4.0%
 1,000,000   Aurora Gold, Ltd.2 ................................      749,289
 1,020,000   MIM Holdings, Ltd. ................................      492,673
   192,857   Pasminco, Ltd. ....................................      146,894
                                                                  -----------
                                                                    1,388,856
                                                                  -----------
             MEXICO: 16.0%
   290,056   Corporacion Industrial San Luis S.A. ..............    1,129,749
   534,016   Grupo Mexico S.A. de C.V. .........................    1,458,941
   945,000   Industrias Penoles S.A. ...........................    2,997,151
                                                                  -----------
                                                                    5,585,841
                                                                  -----------
             NORTH AMERICA: 28.3%
   100,000   Adrian Resources, Ltd.2 ...........................       27,201
    45,000   Apex Silver Mines, Ltd.2 ..........................      435,938
   167,000   Atna Resources, Ltd.2 .............................      107,885
    83,500   Atna Resources, Ltd. (Warrants)1,2 ................            -
    90,000   Campbell Resources, Inc. (Warrants)1,2 ............            -
   108,100   Coeur D'Alene Mines Corporation2 ..................      729,675
    77,000   Eldorado Corporation, Ltd.1,2 .....................       44,507
   239,400   Hecla Mining Company2 .............................    1,271,812
    60,000   Minefinders Corporation, Ltd.1,2 ..................       70,178
   285,000   Pan American Silver Corporation1,2 ................    2,577,621
    60,000   Pan American Silver Corporation 2 .................      542,657
   275,000   Prime Resource Group, Inc. ........................    1,926,161
   159,600   Romarco Minerals, Inc.2 ...........................      206,210
    50,000   Silver Standard Resources, Inc.2 ..................      126,563
   300,000   Silver Standard Resources, Inc.1,2 ................      765,024
   525,000   Sunshine Mining and Refining, Inc.2 ...............      492,187
   350,000   Tiomin Resources, Inc.1,2 .........................      142,804
   262,500   Tiomin Resources, Inc. (Warrants)1,2 ..............            -
    50,000   TVX Gold, Inc.2 ...................................      153,125
    75,000   Western Copper Holdings, Ltd.2 ....................      260,108
                                                                  -----------
                                                                    9,879,656
                                                                  -----------
             PERU: 2.9%
   157,009   Compania de Minas Buenaventura S.A. "B" ...........    1,028,201
                                                                  -----------

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (continued)


     Number of
     Shares or                                                                                         Value
 Principal Amount                                      Security                                       (Note 1)
==================   ===========================================================================   =============
                     POLAND: 0.5%
        21,000       KGHM Polska Miedz S.A. (GDR) ..............................................    $   169,575
                                                                                                    -----------
                     TOTAL COMMON STOCKS:
                      (cost $21,447,288)........................................................     18,052,129
                                                                                                    -----------
                     PREFERRED STOCK: 4.7%
                     NORTH AMERICA: 4.7%
        99,000       Freeport McMoran Copper & Gold
                      (cost $2,081,958).........................................................      1,670,625
                                                                                                    -----------
                     SHORT-TERM INVESTMENT: 8.6%
                     U.S. GOVERNMENT AGENCY OBLIGATION
    $3,000,000       Federal Home Loan Bank, 5.40%, due 07/01/98
                      (cost $3,000,000).........................................................      3,000,000
                                                                                                    -----------
                     TOTAL INVESTMENTS: 97.9%
                      (cost $38,086,528+) (Note 1)..............................................     34,201,550
                     Other assets in excess of liabilities: 2.1% ...............................        719,376
                                                                                                    -----------
                     TOTAL NET ASSETS: 100.0%
                      (equivalent to $3.26 per share on 10,720,535 shares outstanding)..........    $34,920,926
                                                                                                    ===========

1 Restricted security (Note 6).
2 Non-income producing security.
GDR-Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $38,278,333.






























   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998



ASSETS
Investments, at value (cost $38,086,528) (Note 1).........................    $  34,201,550
Cash .....................................................................          765,852
Receivable for shares sold ...............................................           16,429
Dividends and interest receivable ........................................           24,821
                                                                              -------------
   Total Assets ..........................................................       35,008,652
                                                                              -------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .........................           27,925
Payable for shares redeemed ..............................................            6,852
Accrued expenses .........................................................           52,949
                                                                              -------------
   Total Liabilities .....................................................           87,726
                                                                              -------------
NET ASSETS: (equivalent to $3.26 per share on
 10,720,535 shares outstanding) (Note 3) .................................    $  34,920,926
                                                                              =============
NET ASSETS consist of:
Capital stock - authorized 1,000,000,000 shares, $.001 par value per share    $      10,721
Additional paid-in capital (Notes 1 and 7) ...............................       51,891,810
Distributions in excess of net investment income (Note 1) ................         (191,805)
Accumulated net realized loss on investments and foreign currency
 transactions (Notes 1 and 7) ............................................      (12,904,829)
Unrealized depreciation on investments and foreign currency transactions .       (3,884,971)
                                                                              -------------
   TOTAL NET ASSETS ......................................................    $  34,920,926
                                                                              =============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE ..............................    $        3.26
                                                                              =============
OFFERING PRICE PER SHARE (100/94.25 of $3.26 adjusted to the nearest cent)    $        3.46
                                                                              =============



   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF OPERATIONS
Year ended June 30, 1998


INVESTMENT INCOME
Dividends ............................   $  413,939
Interest .............................      163,819
                                         ----------
                                            577,758
Less: foreign tax expense ............        6,902
                                         ----------
   Total investment income ...........                     $   570,856

EXPENSES
   Investment advisory fee
     (Note 2) ........................      388,784
   Transfer agent and shareholder
     servicing expenses (Note 2)......      141,868
   Custodian expenses ................       91,984
   Printing and mailing expenses .....       65,680
   Accounting expenses (Note 2) ......       43,054
   Professional fees .................       22,738
   Directors' fees and expenses ......       18,532
   Registration fees .................       14,347
   Computer processing fees ..........        9,172
   Other expenses ....................          603
                                         ----------
    Total expenses ...................                         796,762
                                                           -----------
     Net investment loss .............                        (225,906)

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTE 4)
   Net realized gain (loss) on:
    Investments ......................   (2,592,685)
    Foreign currency
      transactions ...................        2,010
                                         ----------
      Net realized loss ..............                      (2,590,675)

   Net change in unrealized
     appreciation on:
     Investments .....................   (5,393,001)
    Foreign currency translation
      of other assets and
       liabilities ...................          (10)
                                         ----------
    Net change in unrealized
      appreciation ...................                      (5,393,011)
                                                           -----------
      Net realized and
         unrealized loss .............                      (7,983,686)
                                                           -----------

DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .....................                     $(8,209,592)
                                                           ===========

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 1998 and 1997


                                            1998              1997
                                       --------------   ----------------
Net investment loss ................   $  (225,906)     $  (404,378)
Net realized loss from
   investment and foreign
   currency transactions ...........    (2,590,675)        (989,734)
Net change in unrealized
   appreciation of
   investments and foreign
   currency translation ............    (5,393,011)      (4,550,358)
                                       -----------      -----------
  Decrease in net assets
     resulting from operations......    (8,209,592)      (5,944,470)
Distributions to shareholders
   in excess of net investment
   income (Note 1) .................       (81,929)        (373,424)
Increase (decrease) in net assets
   from capital share
   transactions (Note 3) ...........     1,177,232      (25,591,713)
                                       -----------      -----------
  Net decrease in net assets .......    (7,114,289)     (31,909,607)
NET ASSETS:
 Beginning of period ...............    42,035,215       73,944,822
                                       -----------      -----------
 End of period (including
    distributions in excess of
    net investment income of
    $191,805 and $1,792, 1998
    and 1997, respectively) ........   $34,920,926      $42,035,215
                                       ===========      ===========

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Strategic Silver Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return from long-term growth of capital and income. The Fund will seek to achieve its objective by investing at least 80% of its portfolio in securities of established silver-related companies and silver bullion. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:


     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foreign currency exchange contracts outstanding at June 30, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At June 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended June 30, 1998.

The   Fund  reimburses  LMC  for  certain  expenses,  including  accounting  and shareholder servicing costs of $83,046, which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK
Transactions in capital stock were as follows:



                                                                   Year ended                            Year ended
                                                                 June 30, 1998                         June 30, 1997
                                                       ----------------------------------   ------------------------------------
                                                            Shares            Amount             Shares              Amount
                                                       ---------------   ----------------   ----------------   -----------------
Shares sold ........................................       8,598,402      $  33,307,344          6,348,384       $  27,981,547
Shares issued on reinvestment of dividends .........          18,656             73,693             74,245             313,964
                                                           ---------      -------------          ---------       -------------
                                                           8,617,058         33,381,037          6,422,629          28,295,511
Shares redeemed ....................................      (8,546,967)       (32,203,805)       (12,351,927)        (53,887,224)
                                                          ----------      -------------        -----------       -------------
Net increase (decrease) ............................          70,091      $   1,177,232         (5,929,298)      $ (25,591,713)
                                                          ==========      =============        ===========       =============

4. PURCHASES AND SALES OF INVESTMENT SECURITIES
The  cost  of purchases and proceeds from sales of securities for the year ended
June   30,   1998,   excluding   short-term  securities,  were  $11,146,223  and
$13,114,171, respectively.

At   June  30,  1998,  the  aggregate  gross  unrealized  appreciation  for  all securities in which there is an excess of value over tax cost amounted to $2,514,707 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,591,490.

5. INVESTMENT AND CONCENTRATION RISKS
The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

5. INVESTMENT AND CONCENTRATION RISKS (continued) foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the inability of counterparties to meet the terms of their contracts.

6. RESTRICTED SECURITIES
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                                       Average
                                         Acquisition                  Cost Per       Market        Percent of
               Security                      Date         Shares        Share         Value        Net Assets
-------------------------------------   -------------   ----------   ----------   ------------   -------------
Atna Resources, Ltd. (Warrants)            10/14/96       83,500    $ 0.00        $        -      0.00%
Campbell Resources, Inc. (Warrants)        10/25/96       90,000      0.00                 -      0.00
Eldorado Corporation, Ltd.                 02/22/96       77,000      5.37            44,507      0.13
Minefinders Corporation, Ltd.              03/11/97       60,000      3.66            70,178      0.20
Pan American Silver Corporation            07/17/95      285,000      5.44         2,577,621      7.38
Silver Standard Resources, Inc.            09/06/95      300,000      3.14           765,024      2.19
Tiomin Resources, Inc.                     09/28/95      350,000      1.44           142,804      0.41
Tiomin Resources, Inc. (Warrants)          10/31/96      262,500      0.00                 -      0.00
                                                                                  ----------     -----
                                                                                  $3,600,134     10.31%
                                                                                  ==========     =====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

7. FEDERAL INCOME TAXES - CAPITAL LOSS CARRYFORWARDS
As of June 30, 1998, $1,093,937 of capital loss carryforwards have expired and have been reclassified to additional paid-in capital. Capital loss carryforwards1 available for Federal income tax purposes as of June 30, 1998 are:

     $1,254,382 expiring in 1999;
      3,106,844 expiring in 2000;
        954,860 expiring in 2001;
      1,911,797 expiring in 2002;
      1,327,486 expiring in 2003;
      1,756,775 expiring in 2005; and,
        479,351 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.


1Temporary book-tax differences of $2,113,334 are the result of deferred post October losses.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

8. TAX INFORMATION (UNAUDITED)
The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the fiscal year ended June 30, 1998 is 6.88%.

For the fiscal year ended June 30, 1998, 3.81% of the Fund's dividends paid from net investment income were derived from interest on obligations of the United States government.

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:



                                                                                   Year ended June 30,
                                                            ------------------------------------------------------------------
                                                                 1998          1997         1996         1995         1994
                                                            ------------- ------------- ------------ ------------ ------------
Net asset value, beginning of period ......................   $   3.95      $   4.46      $  4.00      $  3.92      $  3.52
                                                              --------      --------      -------      -------      -------
Income (loss) from investment operations:
 Net investment loss ......................................      (0.02)        (0.04)       (0.03)       (0.03)       (0.02)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...........      (0.66)        (0.43)        0.51         0.11         0.42
                                                              --------      --------      -------      -------      -------
Total income (loss) from investment operations ............      (0.68)        (0.47)        0.48         0.08         0.40
                                                              --------      --------      -------      -------      -------
Less distributions:
 Distributions in excess of net investment income .........      (0.01)        (0.04)       (0.02)         -            -
                                                              --------      --------      -------      -------      -------
Net asset value, end of period ............................   $   3.26      $   3.95      $  4.46      $  4.00      $  3.92
                                                              ========      ========      =======      =======      =======
Total return* .............................................   (17.32)%      (10.76)%       12.02%        2.04%       11.36%
Ratio to average net assets:
 Expenses .................................................      1.90%         1.96%        1.73%        1.82%        1.84%
 Net investment loss ......................................    (0.54)%       (0.78)%      (0.72)%      (0.83)%      (0.82)%
Portfolio turnover rate ...................................     28.78%        18.76%       44.30%       44.22%        5.28%
Average commission paid on equity
  security transactions** .................................   $   0.02      $   0.03      $  0.02          -            -
Net assets, end of period (000's omitted) .................   $ 34,921      $ 42,035      $73,945      $65,517      $49,499

 * Sales load is not reflected in total return.
** In accordance with SEC disclosure guidelines, the average commissions are calculated for the years beginning with June 1996, but not for prior periods.

PART C.     OTHER INFORMATION
-------     -----------------
Item 24.  Financial Statements and Exhibits - List
          ----------------------------------------
The Annual Report for the year ending June 30, 1998 was filed electronically on August 26, 1998 (as form type N-30D). Financial Statements from this 1998 Annual Report have been included in the Statement of Additional Information.

                                                 Page in the
    (a)   Financial statements:       Statement of Additional Information
          --------------------        -----------------------------------
          Report of Independent Auditors             14
          dated August 3, 1998

          Statement of Net Assets (Including         15-16
          the Portfolio of Investments) as of
          June 30, 1998 (1)

          Statement of Assets and Liabilities        17
          as of June 30, 1998

          Statement of Operations for the year       18
          ended June 30, 1998 (2)

          Statements of Changes in Net Assets for    18
          the years ended June 30, 1998 and 1997

          Notes to Financial Statements              19-21

          Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

          (1) Includes the information required by Schedule I.

          (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24. Financial Statements and Exhibits - List
         ----------------------------------------
(b) Exhibits:

1.     Articles of Incorporation - Filed electronically
       10/27/95 - Incorporated by reference

2.     By-Laws - Filed electronically 10/27/95 - Incorporated
                                                 by reference
3.     Not Applicable

4.     Rights of Holders - Filed electronically on October 28,
       1997 - Incorporated by reference

5.     Investment Advisory Agreement between Registrant and
       Lexington Management Corporation - Filed electronically
       10/27/95 - Incorporated by reference

6.     Distribution Agreement between Registrant and Lexington
       Funds Distributor, Inc. - Filed electronically 10/27/95 -
       Incorporated  by reference

7. Retirement Plan for Eligible Directors - Filed electronically on October 28, 1997 - Incorporated by reference

8.     Custodian Agreement between Registrant and Chase Manhattan
       Bank, N. A. - Filed electronically 10/27/95 - Incorporated by reference

9a.    Transfer Agency Agreement between Registrant and State
       Street Bank and Trust Company - Filed electronically 10/27/95
       - Incorporated by reference

9b. Form of Administrative Services Agreement between Registrant and Lexington Management Corporation -- Filed electronically 10/27/95 - Incorporated by reference

10. Opinion of Counsel as to Legality of Securities being registered - Filed electronically on 10/28/97 - Incorporated by reference

11.    Consents
       (a) Consent of Counsel                          Filed electronically
       (b) Consent of Independent Auditors             Filed electronically

12.    Not Applicable

13.    Not Applicable

14.    Model Retirement Plans - Filed electronically 10/27/95
       - Incorporated by reference

15.    Not Applicable

16.    Performance Calculation - Filed electronically on
       10/28/97 - Incorporated by reference

17.    Financial Data Schedule                        Filed electronically

Item 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------
  Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

  None.


Item 26. Number of Holders of Securities
         -------------------------------
  State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

  The following information is given as of October 9, 1998:

  Title of Class                               Number of Record Holders
  --------------                               ------------------------
  Capital Stock                                         3,476
  ($0.001 par value)


Item 27. Indemnification
         ---------------
  State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

  Under the terms of the Maryland General Corporation Law and the Company's By-Laws, the Company may indemnify any person who was or is a director, officer or employee of the Company to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that Company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or
(ii) if the required quorum is not obtainable or if a quorum of such directors so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Company to any director or officer of the Company of any liability to the Company or Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------
  Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

  See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29. Principal Underwriters
         ----------------------
  (a)    Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Ramirez Global Income Fund
         Lexington Goldfund, Inc.
         Lexington Global Corporate Leaders Fund, Inc.
         Lexington Corporate Leaders Trust Fund
         Lexington Natural Resources Trust
         Lexington Strategic Investments Fund, Inc.
         Lexington Strategic Silver Fund, Inc.
         Lexington International Fund, Inc.
         Lexington Convertible Securities Fund
         Lexington Emerging Markets Fund, Inc.
         Lexington Crosby Small Cap Asia Growth Fund,Inc.
         Lexington SmallCap Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.

29 (b)

                        Position and Offices         Position and
Name and Principal          with Principal           Offices with
Business Address            Underwriter              Registrant
----------------        ---------------------        -------------
Peter Corniotes*        Assistant Secretary           Asst. Secretary

Lisa A. Curcio*         Vice President and            Vice President
                        Secretary                     and Secretary

Robert M. DeMichele*    Chief Executive Officer       Chairman of the
                        and Chairman                  Board and President

Richard M. Hisey*       Chief Financial Officer,      Vice President and
                        Managing Director & Director  Chief Financial Officer

Lawrence Kantor*        Executive Vice President,     Director &
                        Managing Director & Director  Vice President

Richard Lavery*         Vice President                Vice President

Janice McInerney*       Assistant Treasurer           None



(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.    Location of Accounts and Records
            --------------------------------
     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Strategic Silver Fund, Inc., Park 80
West - Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of such of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, City Center Square, 1100 Main, Kansas City, Missouri 64105.

Item 31.   Management Services
           -------------------
     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.

Item 32.    Undertakings
            ------------
     The Registrant, Lexington Strategic Silver Fund, Inc., undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                         Registration No. 2-93307


                Securities and Exchange Commission

                     Washington, D.C.  20549



                             Exhibits

                            Filed With

                            Form N-1A




              LEXINGTON STRATEGIC SILVER FUND, INC.

                          EXHIBIT INDEX


Exhibit No.           Description


11a.      Consent of Kramer Levin Naftalis & Frankel LLP.

11b. Consent of independent auditors for the inclusion of their report herein.

17.       Article 6 Financial Data Schedule.

          Cover

                              SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 28th day of October, 1998.


                       LEXINGTON STRATEGIC SILVER FUND, INC.



                                      /s/ Robert M. DeMichele
                                      ________________________
                                   By:   Robert M. DeMichele
                                         Chairman of the Board




     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                          Date


/s/ Robert M. DeMichele    Chairman of the Board        October 28, 1998
_______________________    Principal Executive Officer
Robert M. DeMichele


/s/ Richard M. Hisey       Principal Financial          October 28, 1998
________________________   and Accounting Officer
Richard M. Hisey



/s/ Lisa Curcio            Principal Compliance         October 28, 1998
_________________________  Officer
Lisa Curcio



*S.M.S. Chadha             Director                     October 28, 1998
__________________________
S.M.S. Chadha



*Barbara R. Evans          Director                     October 28, 1998
__________________________
 Barbara R. Evans

Signature                       Title                          Date

*Lawrence Kantor           Director                     October 28, 1998
__________________________
 Lawrence Kantor


*Jerard F. Maher           Director                     October 28, 1998
__________________________
Jerard F. Maher


*Andrew M. McCoshn         Director                     October 28, 1998
__________________________
Andrew M. McCosh


*Donald B. Miller          Director                     October 28, 1998
__________________________
 Donald B. Miller


*John G. Preston           Director                     October 28, 1998
__________________________
 John G. Preston





*By: /s/ Lisa Curcio
     ______________________
     Lisa Curcio
     Attorney-in-Fact